                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                           -------------------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  FEBRUARY 7, 1997


                            SIGNATURE RESORTS, INC.
                         (Exact Name of Registrant as
                           Specified in its Charter)



     MARYLAND                     000-21193                95-4582157
  (State or Other                (Commission             (IRS Employer
  Jurisdiction of                    File                 Identification
  Incorporation)                    Number)                   No.)


                    5933 WEST CENTURY BOULEVARD, SUITE 210
                         LOS ANGELES, CALIFORNIA 90045
                             (Address of Principal
                              Executive Offices)


                                (310) 348-1000
                            (Registrant's telephone
                         number, including area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          In September 1996, Signature Resorts, Inc. ("Signature") entered into a definitive agreement and plan of merger (as amended, the "Merger Agreement") to acquire AVCOM International, Inc. ("AVCOM"), the parent company of All Seasons Resorts, Inc. ("All Seasons"), a developer, marketer and operator of timeshare resorts in Arizona, California and Texas. Prior to the consummation of the Merger (as defined below), AVCOM operated nine resorts (including two under construction) and held a partial ownership interest in another. Five of these resorts are located in Sedona, Arizona, two are located in South Lake Tahoe, California and one resort is located in each of Lake Arrowhead, California, Lake Conroe (near Houston), Texas and Scottsdale, Arizona. Signature currently intends to continue to operate the resorts subsequent to the Merger.

          On February 7, 1997, pursuant to the Merger Agreement, ASP Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Signature ("ASP") merged with and into AVCOM (the "Merger"), with AVCOM surviving the Merger. Pursuant to the Merger Agreement, Signature is required to issue approximately $32.6 million (subject to adjustment for certain contingencies) worth of its common stock, par value $0.01 per share ("Signature Common Stock"), at the effective time of the Merger. Accordingly, at such time, each outstanding share of common stock, par value $.01 per share, of AVCOM outstanding immediately prior to the effective time of the Merger was converted into the right to receive a specified number of shares of Signature Common Stock, resulting in a total of approximately 883,000 shares of Signature Common Stock becoming issuable by Signature in connection with the Merger. Signature intends to account for the Merger as a pooling of interests.

          In order to establish a procedure for the satisfaction of any claims by Signature for indemnification pursuant to the Merger Agreement, AVCOM agreed in the Merger Agreement to deposit 10% of the aggregate shares of the Signature Common Stock to be issued by Signature in the Merger into an escrow to be governed by an escrow agreement by and among, Signature, AVCOM, Gary L. Hughes and Robert M. Eckenroth, the Chief Executive Officer and Senior Vice President and Chief Financial Officer of AVCOM, respectively, and Chicago Title Company (the "Escrow Agreement"). Pursuant to the Escrow Agreement, all stock splits or dividends payable in stock or other securities of Signature that are made by Signature with respect to the escrowed shares, will be deposited into escrow and governed by the Escrow Agreement.

          Additionally, each of AVCOM and Messrs. Hughes and John R. Stevens, the former Director of Marketing and New Products of AVCOM, respectively, has agreed to indemnify Signature from and against all expenses and damages (including, without limitation, all related attorneys' fees and expenses) arising out of any breach of a representation or warranty made by AVCOM in the Merger Agreement, any breach of the covenants or agreements made by AVCOM in the Merger Agreement, or any inaccuracy in any certificate delivered by AVCOM pursuant to the Merger Agreement.

          Pursuant to the terms of the Merger Agreement, upon the effectiveness of the Merger, Signature entered into a three year employment agreement with Gary Hughes, providing for an initial base salary of $225,000 and the grant of certain options to purchase Signature Common Stock.

          For additional information concerning a description of the Merger Agreement, AVCOM's assets, the terms of the Escrow Agreement, the indemnity obligations of AVCOM and Messrs. Hughes and Stevens and the employment agreement and options granted to Mr. Hughes, reference is made to Signature's Registration Statement on Form S-4 (No. 333-16339).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          (a)  Financial statements of businesses acquired.  The financial
               -------------------------------------------
statements of AVCOM required by this Item 7(a) are incorporated herein by reference to the financial statements of AVCOM set forth in Signature's Registration Statement on Form S-1 (No. 333-18447).

          (b)  Pro forma financial information.  The pro forma financial
               -------------------------------
information of Signature, including the effects of the Merger, required by this
Item 7(b) is incorporated herein by reference to the pro forma financial information of Signature set forth in Signature's Registration Statement on Form S-1 (No. 333-18447).

          (c)  Exhibits.
               --------

                2.1 Agreement and Plan of Merger dated as of September 22, 1996 by and between Signature and Avcom, as amended (incorporated by reference to Signature's Registration Statement on Form S-4 (No. 333-16339)).

                2.2 Form of Escrow Agreement by and among, Signature, AVCOM, Gary L. Hughes, Robert M. Eckenroth and Chicago Title Company (incorporated by reference to Signature's Registration Statement on Form S-4 (No. 333-16339)).

               10.1 Form of Employment Agreement between Signature and Gary L. Hughes (incorporated by reference to Signature's Registration Statement on Form S-4 (No. 333-16339)).

               10.2 Form of Option Agreement between Signature and Gary L. Hughes (incorporated by reference to Signature's Registration Statement on Form S-4 (No. 333-16339)).

               23   Consent of Ernst & Young LLP.*

* Filed herewith.

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SIGNATURE RESORTS, INC.



                                  By:  \s\ Andrew D. Hutton
                                       -----------------------------------------
                                       Name:  Andrew D. Hutton
Dated:  February 14, 1997              Title: Vice President and General Counsel

                                 EXHIBIT INDEX
                                 -------------

                2.1 Agreement and Plan of Merger dated as of September 22, 1996 by and between Signature and Avcom, as amended (incorporated by reference to Signature's Registration Statement on Form S-4 (No. 333-16339)).

                2.2 Form of Escrow Agreement by and among, Signature, AVCOM, Gary L. Hughes, Robert M. Eckenroth and Chicago Title Company (incorporated by reference to Signature's Registration Statement on Form S-4 (No. 333-16339)).

               10.1 Form of Employment Agreement between Signature and Gary L. Hughes (incorporated by reference to Signature's Registration Statement on Form S-4 (No. 333-16339)).

               10.2 Form of Option Agreement between Signature and Gary L. Hughes (incorporated by reference to Signature's Registration Statement on Form S-4 (No. 333-16339)).

               23     Consent of Ernst & Young LLP.*

* Filed herewith.

                                      E-1